TEMPUS

Investor Presentation

March 2015

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "expect," "project," "intend," "plan," "believe," and other similar expressions that predict or indicate future events or trends. Forward-looking statements include, but are not limited to: future financial and operating results; plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements that are not statements of historical matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. Actual events or results may differ materially from those described herein due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (the "Merger Agreement") for the business combination (the "Business Combination"); (2) the outcome of any legal proceedings that may be instituted against Chart, Tempus or others following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Chart; (4) the inability to extend the termination date by which Chart must complete a business combination past June 13, 2015 due to the failure to obtain approval of the stockholders of Chart; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) the ability to obtain or maintain the listing of the securities of Tempus Applied Solutions Holdings, Inc. ("Tempus Holdings") on the NASDAQ Capital Market following the Business Combination, including having the requisite number of stockholders; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Tempus may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus and other documents filed or to be filed with the Securities and Exchange Commission ("SEC") by Chart or Tempus Holdings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chart and Tempus undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation includes EBITDA, a non-GAAP financial measure calculated as earnings before interest, taxes, depreciation and amortization. Chart and Tempus believe that this financial measure may be useful to investors in assessing operating performance and trends. This financial measure is commonly used by financial analysts in evaluating performance of companies. You should review Tempus' audited financial statements, which are and will be presented in the proxy statement/prospectus to be delivered to Chart's stockholders, and not rely on any single financial measure to evaluate Tempus' business.

Additional Information

On January 9, 2015, Tempus Holdings filed with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of Chart as of a record date to be established for voting on the Business Combination. Stockholders of Chart and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with Chart's solicitation of proxies for the special meeting to be held to approve the Business Combination, because these documents will contain important information about Chart, Tempus and the Business Combination. Stockholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, once available, on the SEC's website at www.sec.gov or by directing a request to Chart by contacting its Secretary, Michael LaBarbera, c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, at (212) 350-8200 or at mlab@chartgroup.com.

In addition, the tender offer for the outstanding warrants of Chart (the "Warrant Tender Offer") has not yet commenced. This presentation is not a recommendation, an offer to purchase, or a solicitation of an offer to sell warrants of Chart. At the time the Warrant Tender Offer is commenced, the warrant offerors will file a tender offer statement on Schedule TO with the SEC for such tender offer, and Chart will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Warrant Tender Offer. Chart warrant holders are strongly advised to carefully read the tender offer statement (including the offer to purchase, the letter of transmittal and the related tender offer documents) and the related solicitation/recommendation statement for the Warrant Tender Offer, when they become available, because these documents will contain important information, including the terms of, and conditions to, such tender offer. Such materials, when prepared and ready for release, will be made available to Chart's warrant holders at no expense to them. In addition, at such time Chart's warrant holders will be able to obtain these documents for free from the SEC's website at www.sec.gov.

Participants in the Business Combination

Tempus Holdings, Chart, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Chart in connection with the Business Combination. Information regarding the officers and directors of Chart is set forth in Chart's proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on November 5, 2014. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Table of Contents









I. Executive Summary






Company Overview

- Tempus Applied Solutions is a newly formed aviation services company that utilizes commercial / corporate aircraft (and their respective commercial logistics support) to meet the mission critical needs of governments, corporations, heads of state, high-net-worth individuals and other customers world wide
- Headquarters in Williamsburg, VA; 35 employees; extensive hangar space available in Brunswick, ME

Commercial / Corporate Aviation Asset

Bombardier Global Express



Boeing 777



Pilatus PC-12



Tempus Turnkey Solution

- Design & Engineering
- Systems Integration
- Operations
- Financing

Aviation Asset Modified and Repurposed for Profitable Customer Mission

Special Mission



VIP Interior Retrofit





ISR





Tempus Team

Executive Team	Experience

Scott Terry

Founder & Chief Executive Officer

Board Member



- Former Naval aviator
- Founded Tempus Jets after 22 years of experience in government and corporate aviation
- Successfully reorganized, led and sold Flight International, Inc.
- Former Director of Government Sales in the Americas at Bombardier Aerospace
- MBA and undergraduate degree in Economics from Boston University, completed postgraduate study program in International Law from the University of London and admitted as a Ph.D. candidate in Finance and Trade at City University Business School in London

---

Lee Priest

Chief Financial Officer



- Former Naval aviator / Electronic Counter-Measures Officer on carrier based EA-6B aircraft
- Former Managing Director in the Aerospace, Defense and Government Services Group of BB&T Capital Markets with more than 15 years of investment banking experience
- Successfully advised on over 50 transactions and financings totaling over $5 billion for middle market aerospace / defense companies
- BS in aerospace engineering, U.S. Naval Academy; MBA, University of Maryland

---

Joseph Wright

Chairman of the Board



- More than 30 years of experience operating companies, integrating acquisitions, and creating investor value
  - PanAmSat (CEO): initiated federal agencies offering, revised capital strategy, increased EBITDA to >75% of revenue, led two sales, an IPO, two debt offerings, and generated over $2 billion for investors
  - Intelsat (Chairman): integrated PanAmSat and Intelsat into largest COMSAT company in the world; sold Company to PE firms for >10x EBITDA, generating over $3 billion for investors
  - GRC International (Chairman): turned around business and sold to AT&T for 14.2x LTM EBITDA and 3.5x return
  - Terremark (Vice Chairman): helped CEO establish Government Services Division, generate 47% CAGR from 2006-2010, and sell to Verizon for 20.8x LTM EBITDA
- Former Cabinet Officer with President Reagan; current DoD advisor

Investment Highlights

- Tempus' unique business model – Design/Build/Fly/Finance – brings a commercial solution to the mission critical needs of governments, corporations and high-net-worth individuals
- Attractive business model drives high risk-adjusted returns by targeting a customer's most expensive mission critical element – the aviation asset
- Proven management team and Board experienced in growing companies in the commercial and government markets
- Extensive pipeline of qualified opportunities including approximately $350 million in submitted proposals currently under evaluation
- Meaningful new business opportunities to fuel organic growth
- Attractive platform for incremental cash deployment (e.g. leased aircraft & tuck-in acquisitions)

II. Overview






Tempus Capabilities

TEMPUS

Design & Engineering

- Experience in major interior completion projects
  - Design and materials specifications
  - Renderings
  - Layout of passenger accommodations (LOPA) development
- Major airframe modifications
- Design Engineering Representative (DER) authority from Federal Aviation Administration (FAA) and European Aviation Safety Agency (EASA)

Systems Integration

- Expertise in providing integration services for complex, longer-term aircraft modification projects to U.S. and foreign government agencies, prime defense contractors, corporations and others
- Experience modifying aircraft for:
  - Intelligence, surveillance and reconnaissance (ISR)
  - Airborne research and development (R&D)
  - Electronic warfare (EW)
  - Command and control

Operations

- Ability to deliver a range of services:
  - Charter brokerage
  - Aircraft, crew, maintenance & insurance (ACMI) management
  - Flight planning services
- Experience providing clients a 24/7/365 dispatch and operations center and comprehensive aviation services including fueling, international handling, permits, weather, flight planning and customs clearance

Financing

- Extensive experience providing lease solutions for modified corporate aircraft to government agencies
- Aircraft experience includes:
  - Bombardier Global Express
  - Pilatus PC-12
  - Gulfstream
  - Learjet
  - Cessna

Unique combination of services drives access to high margin leasing opportunities

Competitive Strengths

TEMPUS

Industry Leading Expertise

- Management team has significant experience in the special mission aircraft industry
- Highly trained and experienced technicians with expertise in complex design and engineering solutions
- Expertise on a wide range of aircraft platforms; successfully completed projects with strict parameters and specifications for the U.S. Government



Leasing Solution is Aligned with DoD's Aircraft Utilization Strategy

- Pressure on acquisition/procurement budgets has made the acquisition of assets difficult
- Able to capitalize on DoD's shifting strategy by offering a leasing solution of repurposed aircraft with advanced surveillance and satellite communications equipment for expeditionary use in forward deployed areas
- Allows U.S. Government contractors and their end-customers to avoid replicating expensive logistics support tails



High Switching Costs for Customers

- Modifications are highly engineered and place high switching costs on the customer due to the expensive nature of the alterations and prolonged aircraft downtime
- Combination of operational expertise, additional cost, and increased time on the ground mitigates contract recompete-risk



Significant Barriers to Entry

- Strong barriers exist due to the knowledge, regulatory licensing, and capital required to purchase, modify, and maintain specialized aircraft assets
- Traditional leasing firms do not hold the requisite expertise, market knowledge, or security clearances to address the unique U.S. Government end-customer



Unique Market Positioning

TEMPUS



AIR LEASE CORPORATION
AIRCASTLE
FLY Leasing
AERCAP
TEMPUS
SNC SIERRA NEVADA CORPORATION
Dynamic Aviation
comlux THE AVIATION GROUP
Orbital ATK
FIELD AVIATION
IAI
Associated AirCenter
GREENPOINT Technologies
L3 communications
JET AVIATION
Leasing Capabilities
Special Mission and High-Net-Worth (HNW) Integrators

Tempus uniquely provides a comprehensive solution to customers by offering both customized special mission and VIP modifications and extensive aircraft financing alternatives

Note: Management estimates.

III. Experience & Facilities






Expertise Across Aerospace Platforms

TEMPUS

AIRBUS

BOMBARDIER

BOEING

Gulfstream®
A GENERAL DYNAMICS COMPANY

Cessna

PILATUS

BOMBARDIER
LEARJET

Piper®

State-of-the-Art Facility in Brunswick, ME

- Tempus has an option for hangar space at Brunswick Executive Airport
- Two parallel 8000' x 200' runways and 4.5 million sq. foot ramp & taxiways — certified for B-747, A-340, & C-5 aircraft
- Location gives access to highly skilled labor force
- Part 145 Repair Station — Hangar 6 can support 6 BBJs simultaneously
- Secure facility (SCIF) to conduct government operations



HANGAR 5
(Built 1982)
Wide Body Extension
HANGAR 4
(Built 1985)
Potential BBJ
Paint Hangar
HANGAR 6
(Built 2005)
Current Repair Station (6xBBJ)

Previous Experience: BACN Case Study

TEMPUS

Contract Overview

- CEO Scott Terry's former company, Orion Air Group, was originally awarded a $165 million contract with the U.S. DoD and Northrop Grumman to modify, lease and provide 24/7 operations and support services for Global Express aircraft outfitted with the Battlefield Airborne Communications Node (BACN) system
- BACN equipped aircraft were first deployed to support Operation Enduring Freedom in October 2008
- Awarded competitive sub-contract by Northrop Grumman

Customer Requirements

- Modify three Bombardier Global Express aircraft to carry the BACN system
  - Lease aircraft and provide 24/7 operations and support
- Fly aircraft out of Kandahar, Afghanistan to provide a communications gateway over the country to connect disparate voice and data networks, including both satcom and line-of-sight
- Improve situational awareness of forces on the ground and enable better coordination between forward-edge fighters and commanders

Management Solution and Outcome

- Scott Terry and his team at Orion modified, leased, maintained, operated, and supported the Global Express aircraft carrying the BACN system from August 2009 until the sale of Orion at the end of 2011
- Since deployment, BACN equipped aircraft accumulated over 20,000 flight hours in approximately 2,000 tactical missions
- Delivered mission availability rate of 98%
- Over the course of the contract, Orion was ramped up to approximately 150 active employees
- Generated approximately $300 million in revenue over 27 months
- Mr. Terry sold Orion, inclusive of the BACN contract, to Sierra Nevada Corporation in December 2011
- U.S. Air Force purchased the aircraft in 2012



IV. Growth Strategy & Market Opportunity






Growth Strategy

- Capitalize on the increased demand for special mission modifications and leasing solutions
- Address key commercial regulatory mandates with design & engineering capabilities
- Expand into international markets
- Continue additions of complementary capabilities
- Opportunistically invest in aircraft

Market Opportunity

TEMPUS

- Government specialty aircraft — substantial funding to support intelligence, surveillance and reconnaissance solutions
- Regulation-induced modification — capitalize on impact of new regulatory mandates on commercial aircraft
- HNW specialty aircraft — growing demand from heads of state, corporations, high-net-worth individuals and others for highly customized business aircraft

Selected Markets:

Department of Defense
2014 Base Budget: $496 Billion

U.S. Special Mission Aircraft
2015 Fleet Size: 757[a]

International Military Spending
2013: $806 Billion[b]

International Special Mission Aircraft
2015 Fleet Size: 886[c]

Heads of State, Corporations, and Others

2014 Business Jet Fleet Size: 20,007[d]

Previous Experience:

NORTHROP GRUMMAN
U.S. AIR FORCE
Sands
LAS VEGAS SANDS CORP.
GE Aviation
Fry's Electronics
Kingdom
TAG Aviation
KUWAIT AIRWAYS

The addressable portions of our end markets are growing and aligned with long-term policy priorities and commercial customer trends

(a) Flight Global World Air Forces 2015 report.
(b) Stockholm International Peace Research Institute. Excludes United States, ITAR-restricted countries and Russia.
(c) Flight Global World Air Forces 2015 report. Excludes United States, ITAR-restricted countries and Russia.
(d) Wall Street Research.

ISR / Special Mission Modifications

TEMPUS

Capitalizing on increasing government demand for special mission aircraft

Market Opportunity	▪ Strong government demand for aircraft with specialized ISR capabilities — 1,643 special mission aircraft globally[a] ▪ Global ISR spending is growing — expected to reach $28 billion by 2023[b]
Tempus Capabilities	▪ C4ISR, threat simulation, airborne R&D, special situation transport, personnel recovery & extraction, system engineering, and logistics support upgrades ▪ Cost effectively re-purpose mid-life aircraft for special missions ▪ High margin leasing solution
Typical Project Size	▪ $30 million - $250 million per project
Tempus Competitive Advantage	▪ Speed to market ▪ Example: Tempus management directed the modification and delivery of a fully certified PC-12 with an ISR / Datalink package for deployment to Africa in 56 days
Illustrative Customer Opportunity	▪ NATO country customer with complex ISR requirements approached Tempus ▪ Solution requires a combination of Tempus' technical expertise and engineering capabilities — from aircraft acquisition to engineering, modification and support ▪ Total opportunity value of $227 million; contract pending







(a) Flight Global World Air Forces 2015 report. Excludes ITAR-restricted countries and Russia.
(b) Strategy Analytics Advanced Defense Systems.

Wide-body Design & Engineering

Corporate and VIP clientele are requiring larger, customized aircraft

Market Opportunity

- Corporate and VIP driving requirements for larger, customized aircraft — hundreds of aircraft
- Modifications expenditure is expected to grow from $3.6 billion in 2013 to $6.2 billion in 2023[a]
- Interior cabin retrofit market estimated to be thousands of aircraft

Tempus Capabilities

- Airbus and Boeing VVIP interior and exterior modifications
- Interior design and engineering services
- Avionics, navigation, in-flight entertainment / cabin management system and communications technology upgrades

Typical Project Size

- $25 million - $100 million per aircraft

Tempus Competitive Advantage

- Faster time to market with competitive design through engineering services







(a) ICFI.

Avionics, Navigation, Communications

Opportunities from Future Air Navigation System (FANS) regulations

Market Opportunity	▪ Regulations drive upgrades — FAA, European and North Atlantic airspace implementing mandates ▪ Approximately 20,000 business jets[a] globally undergo routine maintenance and provide an upgrade opportunity — aircraft manufactured before 2009 are non-compliant and require upgrades ▪ Analogous to past regulations — a reduction in the Reduced Vertical Separation Minimum ▪ Forced significant upgrades with an estimated total cost of $869 million[b] — $15,000 - $185,000 per business jet[c]
Tempus Capabilities	▪ Avionics, navigation, in-flight entertainment / cabin management system, and communications technology upgrades ▪ Tempus FANS solution provides a means for direct data communication between pilots and ATC, utilizing Very High Frequency radio or satellite communication systems ▪ Types of data communications can include: oceanic clearances, pilot requests, and position reporting
Typical Project Size	▪ $30,000 - $50,000 per aircraft to Tempus
Tempus Competitive Advantage	▪ Significant cost advantage for customer compared to OEM ▪ Early mover advantage in development of FAA approved solutions for targeted aircraft types (GLEX, Gulfstream)



(a) Wall Street Research.
(b) FAA.
(c) Aircraft Electronics Association.

Financing — Aircraft Leasing

TEMPUS

Leasing solution provides an attractive procurement option for target end-users

Market Opportunity

- Enables government agencies to access O&M funding to obtain special mission aircraft
- Opportunity to lease business aircraft to HNW and corporate clients who are unable or unwilling to own the aircraft

Tempus Capabilities

- Offers special mission aircraft leasing services to U.S. and foreign government agencies, and prime defense contractors
- Provides leasing solutions with VIP modifications to HNW and corporate clients needing specialized aircraft
- Leasing business EBITDA margins of ~90%

Typical Project Size

- $5 million - $50 million purchase price per aircraft; 1.3% - 2.5% monthly lease rate factors

Tempus Competitive Advantage

- Higher lease rate factors on C4ISR equipped and VIP interior retrofitted aircraft
- Tempus' target lease rate factors (e.g. 1.5%) are significantly higher than the industry average (<1.0%)
- Ability to provide turnkey avionic solution: purchase, modify and lease the aircraft to the end-customer

Targeted Aircraft Portfolio:

- Airbus
- Bombardier
- Gulfstream (A General Dynamics Company)
- Boeing
- Pilatus
- Cessna

Illustrative Annual Lease Gross Profit:

Aircraft Portfolio Value	Monthly Lease Rate Factor[a]							
	0.8%	1.0%	1.3%	1.5%	1.8%	2.0%	2.3%	2.5%
$50	$5	$6	$8	$9	$11	$12	$14	$15
$100	$9	$12	$15	$18	$21	$24	$27	$30
$150	$14	$18	$23	$27	$32	$36	$41	$45

Industry Lessors (0.8%–1.0%) — TEMPUS (1.3%–2.5%)

Note: US$ in Millions.
(a) Gray shading denotes Tempus' target lease rate factors.

TEMPUS

V. Financials






Projected Revenue and Pipeline

TEMPUS

Revenue Breakdown

Segment	2015E	% of Revenue	2016E	% of Revenue
Total Projected Revenue	$45	100%	$73	100%
Upside Potential	$45	N/A	$94	N/A
New Business Pipeline				
Solutions	$148	94%	$302	87%
Leasing	9	6%	45	13%
Total Pipeline	$157	100%	$347	100%

Selected Qualified Opportunities

Solutions

- NATO Member — EW equipped Bombardier Global Express
- HNW — VIP interior retrofit Boeing 747
- FANS / ADS-B Upgrades

Leasing

- Head of State — VIP interior retrofit Airbus A340
- Government Agency — Gulfstream V
- Government Agency — R&D equipped Bombardier Global Express

Selected Existing Customers

Solutions

- Classified — two contracts
- HNW — BBJ and GLEX management
- Prime Aerospace & Defense Contractor — Gulfstream II for R&D

Leasing

- State Law Enforcement Agency — C4ISR equipped PC-12
- Prime Aerospace & Defense Contractor — Stemme ES15s for R&D

2016E


~$350 Million
~$70 Million

Note: US$ in Millions.

Leasing Opportunities

TEMPUS

- Tempus can immediately place six aircraft within its current customer base on multi-year leases
- $36 million of incremental aircraft purchases would generate over $7 million of gross profit
- All contracts would be triple-net leases — the lessee pays for all costs associated with operating the aircraft
- Provides increased margins and a stable, recurring revenue stream

Aircraft	Aircraft Purchase Price	Lease Rate Factor	Annualized Gross Profit
In Projections			
Aircraft 1	$0.7	2.4%	$0.2
Aircraft 2	0.7	2.4%	0.2
Aircraft 3	7.3	1.8%	1.5
Projected Total	$8.7	1.9%	$1.9
Upside Potential			
Aircraft 4	$4.0	2.5%	$1.2
Aircraft 5	12.2	1.4%	2.0
Aircraft 6	20.1	1.7%	4.2
Upside Total	$36.3	1.7%	$7.4

Tempus has an immediate opportunity to deploy an additional ~$36 million of capital providing an incremental ~$7 million of annual gross profit

Note: US$ in Millions.

Compelling Transaction Valuation

TEMPUS



(EV / 2016E EBITDA Multiple)
12.0x
10.0
8.0
6.0
4.0
2.0
Primary Commercial Aero '16E Median: 7.3x
6.5x
3.9x
7.3x
7.8x
6.4x
7.3x
6.9x
9.2x
9.4x
10.5x
TAS (a)
TAS Upside (b)
CVU
LMIA
TGI
Primary Commercial Aerospace Comp Group
<$500mm Mkt. Cap Median (c)
Air Leasing Median (d)
Defense Services Median (e)
Large Primes Median (f)
LLL

2016E Revenue	$73	$94		$106	$406	$4,045		$751	$900	$1,767	$23,845	$11,849
2016E EBITDA Margin	9.2%	16.1%		16.9%	13.4%	16.8%		11.7%	89.8%	9.0%	15.1%	11.6%

Note: Data from company filings and Capital IQ as of March 17, 2015.
(a) Assumes 2016E EBITDA of $6.7 million.
(b) Assumes 2016E EBITDA of $15.2 million and earnout shares of 1.55 million have been issued to Tempus.
(c) <$500 Million Market Cap group includes ATNY, CVU, DCO, KTOS, LMIA, NCI and VEC.
(d) Air Leasing group includes AL, AYR, and FLY.
(e) Defense Services group includes BAH, CACI, EGL, ICFI, KEYW, MANT, NCIT, SAIC and VEC.
(f) Large Primes group includes GD, HII, LMT, NOC, and RTN.

Transaction Overview

Sources and Uses

	No Redemption	Max Redemption[a]
Sources		
Cash at Tempus[b]	$1.5	$1.5
Cash at CAC[c]	0.6	0.6
Cash Available from Trust[d]	29.8	29.8
New Equity to Tempus[e]	37.0	37.0
Total Sources	$68.8	$68.8
Uses		
New Equity to Tempus[e]	$37.0	$37.0
Redemption of Shares	-	17.3
Deferred Underwriting Fee[b]	2.3	2.3
Transaction Costs[b]	7.2	7.2
Repayment of CAC Debt[c]	1.6	1.6
Cash to Balance Sheet	20.7	3.3
Total Uses	$68.8	$68.8

Pro Forma Ownership

	No Redemption		Max Redemption[a]	
Tempus	3.700	41.4%	3.700	51.4%
Founder	1.875	21.0%	1.875	26.1%
Private Placement	0.375	4.2%	0.375	5.2%
Public	2.977	33.3%	1.242	17.3%
Total Shares Outstanding	8.927	100.0%	7.192	100.0%

Acquisition Terms

Buyer:	Chart Acquisition Corporation
Target:	Tempus Applied Solutions, LLC
Consideration:	3.7 million shares
Earn-out[f]:	1.55 million shares based on TTM EBITDA of $14.1 million
Additional Earn-outs[f]:	2 million shares based on TTM EBITDA of $17.5 million
	2.75 million shares based on TTM EBITDA of $22.5 million
Implied Value:	$37.0 million based on a $10.00 share price
	(Up to $100 million if Earn-out, Additional Earn-outs achieved)
Lock-up[g]:	One year
Combined Company:	Tempus Applied Solutions Holdings (Proposed Ticker: TMPS)

Note: US$ in Millions. Shares in Millions.

(a) Maximum public share redemption while paying necessary expenses and still maintaining greater than $5.0 million of net tangible book value.
(b) As of December 31, 2014.
(c) Cash and debt as of December 31, 2014 and pro forma for the issuance of promissory notes in February 2015.
(d) Cash in trust after redemptions associated with extensions in September 2014 and March 2015.
(e) 3.7 million shares issued at $10.00 per share.
(f) Earnout thresholds must be achieved by December 31, 2017.
(g) Base shares: one year after the Closing, subject to an earlier release (i) if the price of Tempus Holdings common stock equals or exceeds $12.00 per share for any 20 trading days in any 30-trading day period commencing at least 150 days after the Closing.
Earnout shares: The longer of 12 months from the date of the Merger Agreement and six months from the date of issuance, subject to earlier release in certain events (e.g. liquidation, merger, stock exchange or similar transaction).

Investment Highlights

Tempus' unique business model – Design/Build/Fly/Finance – brings a commercial solution to the mission critical needs of governments, corporations and high-net-worth individuals

Attractive business model drives high risk-adjusted returns by targeting a customer's most expensive mission critical element – the aviation asset

Proven management team and Board experienced in growing companies in the commercial and government markets

Extensive pipeline of qualified opportunities including approximately $350 million in submitted proposals currently under evaluation

Meaningful new business opportunities to fuel organic growth

Attractive platform for incremental cash deployment (e.g. leased aircraft & tuck-in acquisitions)